SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                     _______




Date of Report (Date of earliest event reported)       July 14, 1997
                                                 -------------------------------

                    INTERNATIONAL FAST FOOD CORPORATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                      0-20203                    65-0302338
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(State or other jurisdiction     (Commission File              (IRS Employer
 or incorporation)                    Number)                Identification No.)



            1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 531-5800
                                                    ----------------------------

          -----------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.  Other Events
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      On  July  14,  1997,  International  Fast  Food  Corporation,   Inc.  (the
"Company") and IFFC Acquisition, Inc., a wholly-owned subsidiary of the Company ("Acquisition Sub") entered into a Merger Agreement with Litigation Funding, Inc. ("Funding") and Mitchell and Edda Rubinson, the sole shareholders of Funding. Under the terms of the Agreement, Funding will be merged with and into Acquisition Sub. At the effective time of the Merger, shares of common stock of Funding will be converted into and shall become the right to receive 23,238,569 shares of common stock of the Company (subject to adjustment no later than August 14, 1997, such adjustment to reflect that number of shares equal to $3,021,014 (the value assigned to Funding) divided by the book value per share of the Company's common stock as at June 30, 1997 as reported in the Company's 10-QSB for the quarter then ended).

      The value assigned to Funding represents (i) the $2,198,494 plus accrued interest owed to Funding by the Company pursuant to a promissory note and (ii) $750,000 which represents seventy-five percent (75%) of the value attributable to the New Development Agreement between Burger King Corporation ("BKC") and IFFC and its affiliates which was executed on March 14, 1997 in connection with the Company's settlement of its litigation against BKC. Funding was entitled to receive seventy-five percent (75%) of the litigation proceeds under its prior agreements with the Company. For a more detailed discussion of the Company's agreements with Funding, see Funding's Report on 10-QSB for the period ending March 30, 1997 under the heading "Note 8 - Litigation."

      On July 18, 1997, the Company entered into an Agreement for Sale of Shares with Tomasz Barylski (the "Barylski Agreement"), whereby the Company purchased from Tomasz Barylski ("Barylski") One Hundred (100) shares of Krolewska Pizza Sp.z.o.o. ("KP"), a limited liability company, for a nominal consideration and assumption of all liabilities, including the liabilities of KP to the Company under a $500,000 promissory note. KP and its wholly-owned subsidiary own the exclusive development rights and franchises of Dominos pizza stores in Poland.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

      (c) Agreement and Plan of Merger dated as of July 14, 1997 between International Fast Food Corporation, IFFC Acquisition, Inc., Litigation Funding, Inc. and Mitchell and Edda Rubinson.










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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNATIONAL FAST FOOD CORPORATION


                                    By: /s/ Mitchell Rubinson
                                       -----------------------------------------
                                         MITCHELL RUBINSON, President


DATED:  July 25, 1997



































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